Exhibit 99.3 Accelerating the Hydrogen Transition Investor Presentation HYZON MOTORS | FEBRUARY 2021 | |Exhibit 99.3 Accelerating the Hydrogen Transition Investor Presentation HYZON MOTORS | FEBRUARY 2021 | |

Disclaimer FORWARD-LOOKING STATEMENTS This presentation (this “Presentation”) includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of management of Hyzon Motors Inc. (“Hyzon” or the “Company”) and Decarbonization Plus Acquisition Corporation (“DCRB”) and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Hyzon and DCRB. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination between Hyzon and DCRB and related transactions (the “Proposed Business Combination”), including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of DCRB or Hyzon is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Hyzon; risks related to the rollout of Hyzon’s business and the timing of expected business milestones; the effects of competition on Hyzon’s business; the amount of redemption requests made by DCRB’s public stockholders; the ability of DCRB or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future; and those factors discussed in DCRB’s final prospectus filed with the Securities and Exchange Commission (the “SEC”) on October 21, 2020 under the heading “Risk Factors” and other documents of DCRB filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DCRB nor Hyzon presently know or that DCRB and Hyzon currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DCRB’s and Hyzon’s expectations, plans or forecasts of future events and views as of the date of this Presentation. DCRB and Hyzon anticipate that subsequent events and developments will cause DCRB’s and Hyzon’s assessments to change. However, while DCRB and Hyzon may elect to update these forward-looking statements at some point in the future, DCRB and Hyzon specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DCRB’s and Hyzon’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Hyzon, DCRB, nor any of their respective affiliates have any obligation to update this Presentation. INDUSTRY AND MARKET DATA Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Hyzon and DCRB have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Hyzon and DCRB, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Hyzon and DCRB. USE OF PROJECTIONS This Presentation contains projected financial information with respect to Hyzon. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Neither DCRB’s nor Hyzon’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS If the Proposed Business Combination is pursued, DCRB will be required to file a proxy statement and other relevant documents with the SEC. Stockholders and other interested persons are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about DCRB, Hyzon and the Proposed Business Combination. Stockholders will be able to obtain a free copy of the proxy statement (when filed), as well as other filings containing information about DCRB, Hyzon and the Proposed Business Combination, without charge, at the SEC’s website located at www.sec.gov. 2 |Disclaimer FORWARD-LOOKING STATEMENTS This presentation (this “Presentation”) includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of management of Hyzon Motors Inc. (“Hyzon” or the “Company”) and Decarbonization Plus Acquisition Corporation (“DCRB”) and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Hyzon and DCRB. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination between Hyzon and DCRB and related transactions (the “Proposed Business Combination”), including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of DCRB or Hyzon is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Hyzon; risks related to the rollout of Hyzon’s business and the timing of expected business milestones; the effects of competition on Hyzon’s business; the amount of redemption requests made by DCRB’s public stockholders; the ability of DCRB or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future; and those factors discussed in DCRB’s final prospectus filed with the Securities and Exchange Commission (the “SEC”) on October 21, 2020 under the heading “Risk Factors” and other documents of DCRB filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DCRB nor Hyzon presently know or that DCRB and Hyzon currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DCRB’s and Hyzon’s expectations, plans or forecasts of future events and views as of the date of this Presentation. DCRB and Hyzon anticipate that subsequent events and developments will cause DCRB’s and Hyzon’s assessments to change. However, while DCRB and Hyzon may elect to update these forward-looking statements at some point in the future, DCRB and Hyzon specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DCRB’s and Hyzon’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Hyzon, DCRB, nor any of their respective affiliates have any obligation to update this Presentation. INDUSTRY AND MARKET DATA Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Hyzon and DCRB have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Hyzon and DCRB, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Hyzon and DCRB. USE OF PROJECTIONS This Presentation contains projected financial information with respect to Hyzon. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Neither DCRB’s nor Hyzon’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS If the Proposed Business Combination is pursued, DCRB will be required to file a proxy statement and other relevant documents with the SEC. Stockholders and other interested persons are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about DCRB, Hyzon and the Proposed Business Combination. Stockholders will be able to obtain a free copy of the proxy statement (when filed), as well as other filings containing information about DCRB, Hyzon and the Proposed Business Combination, without charge, at the SEC’s website located at www.sec.gov. 2 |

Disclaimer (cont.) PARTICIPANTS IN SOLICITATION DCRB, Hyzon and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from DCRB’s stockholders in respect of the Proposed Business Combination and the other matters set forth in the definitive proxy statement. Information regarding DCRB’s directors and executive officers is available under the heading “Management” in DCRB’s final prospectus filed with the SEC on October 21, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the Proposed Business Combination when it becomes available. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by DCRB with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA and EBITDA Margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). DCRB and Hyzon believe that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Hyzon’s financial condition and results of operations. DCRB and Hyzon believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Hyzon’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Hyzon’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. TRADEMARKS AND TRADE NAMES Hyzon and DCRB own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Hyzon or DCRB, or an endorsement or sponsorship by or of Hyzon or DCRB. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Hyzon or DCRB will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 3 |Disclaimer (cont.) PARTICIPANTS IN SOLICITATION DCRB, Hyzon and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from DCRB’s stockholders in respect of the Proposed Business Combination and the other matters set forth in the definitive proxy statement. Information regarding DCRB’s directors and executive officers is available under the heading “Management” in DCRB’s final prospectus filed with the SEC on October 21, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the Proposed Business Combination when it becomes available. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by DCRB with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA and EBITDA Margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). DCRB and Hyzon believe that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Hyzon’s financial condition and results of operations. DCRB and Hyzon believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Hyzon’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Hyzon’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. TRADEMARKS AND TRADE NAMES Hyzon and DCRB own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Hyzon or DCRB, or an endorsement or sponsorship by or of Hyzon or DCRB. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Hyzon or DCRB will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 3 |

Transaction Summary

Offering Size

- Decarbonization Plus Acquisition Corporation (NASDAQ: DCRB) is a publicly listed special purpose acquisition company with approximately $226 million of cash held in trust. DCRB anticipates entering into a business combination agreement with Hyzon in Q1 2021
- PIPE size of $400 million, with Korea Zinc and affiliates anchoring PIPE with subscription of approximately 10% of deal size

Valuation

- Transaction reflects a $2.1 billion enterprise value for Hyzon with a strong balance sheet
- Implies a steep discount to peer trading levels

Pro-Forma Capital Structure

- Net of transaction expenses, Hyzon will have $576 million of cash to fund operations and growth[1]
- No additional capital requirements necessary to deliver on near-term business plan

Pro-Forma Ownership[2]

- ~75% existing Hyzon shareholders, ~10% SPAC and founder shares, 15% PIPE investors

Listing / Ticker

- NASDAQ: HYZN (post-merger)

Decarbonization Team & Investment Focus



Erik Anderson | Chief Executive Officer

- Founder & CEO, WestRiver Group
- Exclusive focus on innovation economy, disrupter/attacker business models, brand leaders in breakthrough categories
- Early-stage investor history: Docusign, Teledoc, TopGolf



Robert Tichio | Chairman

- 14-year history, Riverstone Holdings LLC
- Partner; Menlo Park & New York
- ESG & Sustainability investment strategy oversight

- DCRB priced IPO in October 2020
- Evaluated over two dozen platforms in target verticals since IPO
- Exclusive focus on six decarbonization families:

1. **Electrification of transport**
2. **Greening of fossil fuels**
3. **Grid flexibility & resilience**
4. **Agriculture**
5. **Next generation liquids fuels (e.g., hydrogen)**
6. **Next horizon resource use (e.g., smart buildings)**

[1] Assumes no redemptions from public stockholders of DCRB. [2] Over 50% of the pro-forma ownership to be held by Horizon.

4

HYZON | DCRB

Investment Overview

Select Thesis Highlights

- Hyzon provides equity investors with **the only pure-play, independent hydrogen mobility company** targeting the Commercial Vehicle and Heavy Duty transportation segments
- **2021 backlog of ~$40 million under contract or MOU** from blue-chip Fortune 100s and municipalities with exceptional (and rapidly growing) 2022+ visibility
- Revenues rooted in sales to customers with **existing and secured hydrogen production / supply** – hydrogen infrastructure investments will be opportunistic, with recurring revenue potential
- 80% of near-term backlog to customers in **Europe, Asia and Australia**
- Existing **global footprint with 200,000 square feet of facilities** in New York and The Netherlands (including Hyzon Engineering Center established in the former GM Fuel Cell facility in Honeoye Falls, New York)
- Captive, proven fuel cell technology with superior competitive performance against other fuel cell products; Hyzon will **produce its own fuel cells**
- **Experienced fuel cell and automotive sector management team**
- 100% of existing investors, including Total and Piëch-Nordhoff family (Porsche family office), to roll equity, with **no secondary proceeds**

Top Tier Customers / End Users / Partners

Air Products, Heineken, IKEA, FMG Fortescue, NEOM, Korea Zinc, Total, Coca-Cola, Edeka, PSA, Berlin, Port of Antwerp, Port de Barcelona, Bank of America

5

HYZON | DCRB

Hyzon Motors is the Investible Hydrogen Mobility Solutions Provider

Key investment highlights

Company Highlights	Key Investment Highlights
>$200B Total Addressable Market[1] (Global Diesel Engine Market)	First Mover with Heavy Duty Trucks on the Road[2]
	Easy Access to Hydrogen with Unique Back to Base Model
~500 Vehicles Powered to Date[2]	Credible Backlog with a Robust Sales Pipeline
~$970M 2023 Projected Revenue	Asset Light Production and Assembly Strategy
	Captive Fuel Cell Technology and IP
~$2B / $12.5B[3] 3-Year Pipeline / 5-Year Pipeline	TAM Extends to Rail, Aviation, Marine
	Substantial Recurring Revenue Potential from Hydrogen Supply (Hyzon Zero Carbon)
Highest power density of any fuel cell available today	Singular Focus on Hydrogen Solutions

HYZON IS THE ONLY PURE-PLAY HYDROGEN HEAVY VEHICLE COMPANY

[1] Global diesel engine market estimated by third party research. [2] By Horizon before the creation of Hyzon. [3] Projected revenue for specified time periods.

6

HYZON | DCRB

Experienced Management Team

Extensive history in the hydrogen fuel cell and mobility sectors



George Gu
Executive Chairman, Co-Founder

Horizon | EASTMAN



Craig Knight
Chief Executive Officer, Co-Founder

Horizon | EASTMAN



Gary Robb
Co-Founder, Chief Technology Officer

23 years fuel cell experience
15 years in GM Fuel Cell Program
Product Engineering Program Manager
Led Fuel Cell System Durability Team



Matt Fronk
Chief Operations Officer

30 year GM career

Director of the GM Fuel Cell Research Lab

Director of Center for Sustainable Mobility at Rochester Institute of Technology



Mark Gordon
Chief Financial Officer

Deep experience in senior investment and finance roles at global organizations



Max Holthausen
MD, Hyzon Europe

Architect of Holthausen Clean Technology's EV integration business



Rob Del Core
Chief Strategy Officer

HYDROGENICS

20 years fuel cell product development, vehicle integration, strategic business development experience

Former Managing Director of Fuel Cell and Electrolyzer at Hydrogenics USA (acquired by Cummins)



Jay De Veny
VP, Vehicle Technology

AXLETECH

18 year AxleTech career, leading manufacturer of drivetrain systems and components for highway and heavy duty vehicles

Former Managing Director of e-Axle Systems at Allison Transmission



Eric Pettee
Director of Finance

7 years at Director of Financial Planning & Analysis at Thermo Fischer Scientific

Member of TSF's finance team focused on rapid scale-up of physical assets/plants for Covid19 testing supply chain



Rajesh Bashyam
VP, Membrane Electrode Assembly (MEA)

11 year Ballard career

Former Principal Research Scientist for Advanced MEA concepts

Postdoctoral Fellowship at Los Alamos National Laboratory



Arthur Koschany
Chief Scientist

20 years fuel cell technology experience, one of the world's most renowned fuel cell scientists

7

HYZON | DCRB

Highly Experienced and Diverse Pro Forma Board

HYZN



George Gu (Chairman)
Executive Chairman, Co-Founder,
Hyzon Motors

Chairman, CEO and Founder, Horizon Fuel Cell Technologies. Digital Ventures, Eastman Chemical Company

BS (Finance), Fudan University; MBA, University of North Carolina at Chapel Hill



Erik Anderson
CEO, Decarbonization Plus Acquisition Corp
Founder & CEO, WestRiver Group

Long-dated and proven investment history in rapid growth, scalable businesses disrupting established industries

BS (Industrial Engineering), Stanford University; MS (Industrial Engineering), Stanford University



Mark Gordon
CFO,
Hyzon Motors

Goldman Sachs Asset Management (PM/MD), Janus Henderson (Snr PM), Paulson & Co (Snr Analyst), Soros Management (PM)

BA, Brown University; MA, Stanford University; MBA (Analytic Finance & Economics), University of Chicago



Craig Knight
CEO, Co-Founder
Hyzon Motors

25 year career in international sales and marketing, 14 year career at Horizon, including as Chief Commercial Officer before being named Chief Executive Officer

BSc (Chemistry & Pure Mathematics), University of Sydney; MBA (Finance & Marketing), University of Sydney



Elaine Wong
Co-Founder,
Hydrogen Capital Partners

20 year private equity career

Formerly with The Carlyle Group in Washington, DC and Hong Kong

BSc (Chemical Engineering), MIT; MBA, Stanford University



Ivy Brown
Former President,
United Parcel Service Northeast

32 year career at UPS across North America

BA (Industrial Engineering), Southern Illinois University; MBA (Information Technology), Golden Gate University



Viktor Meng
Managing Director, Bscope Ltd
(Piëch-Nordhoff family office)

Co-founder Bscope, part of Piëch-Nordhoff family office

Prepared, initiated and facilitated the entry of Porsche Holding GmbH into the rapidly growing Chinese market

BS (Business Administration), SUNY Stony Brook; MSc (Management), London School of Economics



Dennis Edwards
President,
Detroit Chassis

Deep leadership experience overseeing global operations, program and launch management for major auto suppliers such as Lear Corporation, Advanced Engineered Products and Dura Automotive

Regional plant responsibilities throughout Southeast Asia at Lear

BA, Oregon State University; MBA (Management), Georgia State University



KD Park
Executive Managing Director,
Korea Zinc

28 year history at KZ; Lead, Strategy and Planning

Former CFO, Sun Metals (Korea Zinc Australian Operations)

BA (Business Administration) Busan National University, Korea

8

HYZON | DCRB

Table of Contents THE COMPELLING HYDROGEN OPPORTUNITY HYZON OVERVIEW TECHNOLOGY OPERATIONS FINANCIALS APPENDIX 9 |Table of Contents THE COMPELLING HYDROGEN OPPORTUNITY HYZON OVERVIEW TECHNOLOGY OPERATIONS FINANCIALS APPENDIX 9 |

The Future of Hydrogen is Now Section 1 | |The Future of Hydrogen is Now Section 1 | |

FUTURE OF HYDROGEN IS NOW

The Future of Hydrogen Is Now

As **fuel cell and hydrogen production** scales, we believe the hydrogen economy will become more competitive than the hydrocarbon economy

Hydrogen addresses the hard to de-carbonize sectors

Hydrogen solves the intermittency and curtailment issues of renewables

The security of energy supply can be addressed with locally produced hydrogen

As more hydrogen is produced and more hydrogen applications are developed, we believe a network effect will accelerate the energy transition

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HYZON | DCRB

FUTURE OF HYDROGEN IS NOW

Fuel Cell EV (FCEV) Economics Are Driven by Fuel Cost

Fuel cell trucking is already cost competitive

The largest factor driving the economics of diesel versus hydrogen heavy trucks is the cost of the fuel used

- The price of hydrogen is expected to decrease rapidly as green production scales around the world, while oil derivatives will likely become more expensive through a dearth of investment

Hydrogen is produced from natural gas today for petroleum refining and industrial use for <$1 per kg globally

- We believe that waste gas or various wastes as sources of hydrogen will be even cheaper as money is paid to those capturing landfill gas or processing mixed solid waste that otherwise goes to landfill

We believe that fuel cell costs will drop as Hyzon reaches scale

Various regions are developing additional financial incentives encouraging the adoption of fuel cell technology

- European jurisdictions offer Road Tax Savings of $120,000-300,000 over a typical life of a commercial vehicle
- California has a Low Carbon Fuel Standard rule which will credit the dispenser of hydrogen by $1.75 per kg if the hydrogen is produced by natural gas (and even more for renewable hydrogen)

	DIESEL CA	DIESEL EUROPE	NEAR TERM FUEL CELL ECONOMICS	MEDIUM TERM FUEL CELL ECONOMICS
COST OF CLASS 8 TRUCK	$140,000	$115,000	$240,000	$150,000
MILES DRIVEN	700,000	700,000	700,000	700,000
TRUCK COST PER MILE	$0.20	$0.16	$0.34	$0.21
FUEL COST PER US GALLON	$3.25	$4.00		
FUEL COST PER kg			$4.00	$3.00
MILES PER US GALLON	6.25	6.25		
MILES PER kg			7.5	9.0
FUEL COST PER MILE	$0.52	$0.64	$0.53	$0.33
SERVICE + MAINTENANCE PER MILE	$0.21	$0.21	$0.15	$0.15
TOTAL COST PER MILE	$0.93	$1.01	$1.02	$0.70
INCL. EUROPEAN SUBSIDY[1]			$0.85	$0.53
INCL. CALIFORNIA SUBSIDY[2]			$0.79	$0.47

Source: Hyzon Motors, Department of Energy. Note: Actual values may vary, projections based on management forecasts. [1] Assumes European subsidy equivalent of $0.17 per mile. [2] Assumes California subsidy equivalent of $0.23 per mile.

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HYZON | DCRB

FUTURE OF HYDROGEN IS NOW

FCEV Market Projected To Grow 34% Annually and Reach $20B in 2030

Commercial FCEVs market evolution by vehicle class
USD B

2020-30 Historical and Projected CAGR by vehicle class, %


Units sold
000's
<5
~50
~230
22
20
18
16
14
12
10
8
6
4
2
0
+34% p.a
$1
$2
$2
$3
$4
$6
$8
$11
$14
$17
$20
9
2
6
3
2020
21
22
23
24
25
26
27
28
29
2030
34%
Class 8 HDT
57%
Class 6 MDT
110%
Class 3 LCV
16%
Bus

Key Drivers

Stronger push to **limit carbon emissions**, with more than 60 countries committing to zero net emissions by 2050

Falling costs of renewables and **hydrogen technologies** as production scales

Strategic push in national roadmaps to include hydrogen as a solution for the transportation sector, committing to a total of 10 million FCEV on the road by 2030

Industry alliances and momentum growing, as major investments were announced since 2017

Source: McKinsey Center for Future Mobility

13

HYZON | DCRB

FUTURE OF HYDROGEN IS NOW

Driven by Unprecedented Scale-Up of Hydrogen Production – 360x Growth to 2030

Commitments for 2030 grew tenfold in just 16 months

Global electrolyzer projects (announced)
GW


Capacity installed as of 2019
~70 MW
0.1
0.2
1.7
3.7
6.0
9.1
15.2
18.2
22.4
27.4
31.7
36.7
2019
20
21
22
23
24
25
26
27
28
29
2030
Capacity announced until 2030
~36.7 GW
Oct 2020
~24.2 GW
Mar 2020
~2.9 GW
Jun 2019

10x

In announced projects over the last 16 months

<50%

of the Governments' target (>75GW), implying further room for growth

65-75%

Capex decline (to 350-400 USD/kW) possible by 2030 due to scale-up and industrialization of production

Source: Public Hydrogen project announcements

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HYZON | DCRB

FUTURE OF HYDROGEN IS NOW

Hydrogen Fuel Cells Will Be the Most TCO Competitive Low-Carbon Solution for Many Automotive and Non-Automotive Categories

Hydrogen competitiveness by 2030



Most attractive TCO
Not exhaustive
Hyzon target segments
Compared to low-carbon alternatives (2030)
Compared to conventional alternatives (2030)
Methanol[1]
Blending of hydrogen in gas network
Fertilizer[1]
Refinery[1]
Large mining
Regional train
Fleet (taxi)
Heavy duty truck
Medium duty truck
Back-up generator
Boiler with existing network
Short-range aircraft
Large construction
Regional aircraft
SUV
Large passenger car
Long-distance coach
Long-distance urban bus
Forklifts
Large drone
Medium-range aircraft
Simple cycle turbine
Small regional ferry
Mid-size long range vehicle
Commuter aircraft
Van for urban delivery
Short-distance urban bus
Remote generator
Long-range aircraft
Compact urban car
Mid-size short range vehicle
RoPax
Recreational drone
Boiler with new network
CHP for small buildings
Combined cycle turbine
High grade heating
Steel
Mid grade heating
Small construction & mining
TRANSPORTATION
Power generation
Automotive
Off-highway
Aviation
Rail
Marine
Buildings
Industry
Feedstock uses

Source: Hydrogen Council: Path to hydrogen competitiveness: A cost perspective

15

HYZON | DCRB

FUTURE OF HYDROGEN IS NOW

Hydrogen is Superior in Heavy Duty and High Utilization Use Cases

Structural advantages versus battery alternatives

BATTERY WEIGHT AND CHARGING TIMES ARE MATERIAL ISSUES FOR BEV TRUCKS


Truck weight
Reduced payload from battery weight in BEV Equivalent
Payload

In the US, the max weight allowance for Class 8 trucks is 36 tons (approximately 80,000 lbs)

The weight of the truck without the battery is ~7-8 tons and the **battery can weigh up to 5 to 8 tons**[1]

A hydrogen fuel cell truck has the potential to generate more revenue because it can carry more weight and **can operate for 24 hours without the need for long recharging times**

Hydrogen enables autonomy in high utilization, 24/7 assets with significant advantages over battery technology
Hyzon has entered into a collaboration agreement to deploy the world's first fully autonomous, zero-emission truck currently targeted for 2021

ADVANTAGES OF HYDROGEN OVER BEV

Faster Refueling
Better Range
Environmentally cleaner
Higher Payload

> "The problem is that batteries are big and heavy. The more weight you're trying to move, the more batteries you need to power the vehicle. But the more batteries you use, the more weight you add—and the more power you need.
> **Even with big breakthroughs in battery technology, electric vehicles will probably never be a practical solution for things like 18-wheelers, cargo ships, and passenger jets. Electricity works when you need to cover short distances, but we need a different solution for heavy, long-haul vehicles.**"
>
> BILL GATES
> SEP-2020

[1] Public sources.

16
HYZON | DCRB

Hyzon Overview Section 2 | |Hyzon Overview Section 2 | |

HYZON OVERVIEW

Customer Deployments Underway and Demand is Accelerating Rapidly

Vehicles ordered and near-term pipeline – the future is **now**

Contracted Orders (100% Certain)

- From 13 private and public sector customers
- Range of applications – heavy duty, refuse, prime movers, buses
- Hydrogen supply secured

~$40mm under contract or MOU for 2021 revenue forecast

High Probability Orders (70%+)

- From existing and new customers
- Additive to contracted

Contracted and high probability revenue >$150mm fully covers 2022 revenue forecast


Application
Projected Delivery
Order Status
5 year Projected Units / Revenue
HEAVY TRUCKS
(Advanced Discussions)
500+ / $200mm+
Leading Retailer
HEAVY TRUCKS
2021 Delivery
(Finalizing PO, 3 / $1mm)
~50 / $20mm+
HEAVY TRUCKS
2021 Delivery
(Finalizing PO, 5 / $2mm)
500+ / $200mm+
HEAVY TRUCKS
2021 Delivery
(Contract Signed, 1 / $0.5mm)
200 / $80mm
HEAVY TRUCKS
2021 Delivery
(Finalizing Contract, 2 / ~$1mm)
500+ / $200mm+
ULTRA HEAVY DUTY TRUCKS
2022 Delivery
(Signed MOU, 2 / $3mm)
30 / $15mm+
Hydrogen-Electric Flight
FLIGHT
2021 Deliveries, 2
(Confirmed PO plus MOU)
~25 systems / $20mm+
Infrastructure Company
MEDIUM TRUCKS
Rollout Under Discussion
(Qualifying Vehicles)
1,000+ / $300mm+
HEAVY TRUCKS
2021 Delivery
(Advanced Discussions)
500+ / $200mm+
HEAVY TRUCKS
2021 Delivery
(Advanced Discussions,
20 / $8mm)
500+ / $200mm+
HEAVY / MED TRUCKS
2021 Delivery
(MOU Signed)
200 / $80mm+
Leading Steel Company
HEAVY TRUCKS
On Road Today
(70 delivered to date by other OEMs with Horizon fuel cells)
300+/ $60mm+
HEAVY TRUCKS
2021 Delivery
(Finalizing Contract, 5 / $2mm)
500+ / $200mm+
HEAVY / MED TRUCKS
2022 Delivery
(MOU Signed, 100 / ~$45mm)
250 / $100mm
HEAVY TRUCKS
2022 Delivery
(Advanced Discussions)
300 / $80mm+
HEAVY TRUCKS
2021 Delivery
(Advanced Discussions, 5 / $2mm)
50+ / $20mm+
BUSES
2021 Delivery
(Signed Contract. 10 units / ~$8mm)
100+ / $60mm+
HEAVY TRUCKS
2021 First 20 Units
(Signed Contract, 20 / ~$10mm)
1,400+ / $500mm+

Note: Logos representative. Some sales made to 3PL customers that are not the end users depicted here (as is typical for the industry).

18

HYZON | DCRB

HYZON OVERVIEW

Public Sector Seed Sales Lead to Large Near-Term Demand

Light, medium and heavy duty truck orders by municipalities and public entities

Select Government and Municipality Customers

	COUNTRY	2021 / 2022 HYZON ORDERS	REVENUE	STATUS
CHINESE MUNICIPALITY	China	~300	~$60M	Contracted[1]
PORT OF BARCELONA	Spain	100	~$50M	Adv. Discussions
PORT OF ANTWERP	Netherlands	50	~$12M	Adv. Discussions
MUNICIPALITY OF GRONINGEN	Netherlands	18	~$8M	Contracted
MUNICIPALITY OF ABERDEEN	United Kingdom	1 (+15)	~$10M[2]	Qualified[3]
MUNICIPALITY OF NOORDENVELD	Netherlands	6	~$4M	Adv. Discussions
MUNICIPALITY OF BARCELONA	Spain	4	~$2M	Adv. Discussions
MUNICIPALITY OF BERLIN	Germany	1 (+4)	~$1M[2]	Qualified[3]
MUNICIPALITY OF AMSTERDAM	Netherlands	3	~$1M	Contracted

The European green deal and a global push to decarbonization is driving the public sector to seek green solutions for vehicle fleets

[1]Horizon has an MOU for future deployment of trucks to certain Chinese municipalities, a substantial portion of which are projected to be delivered by Hyzon. [2]Assumes conversion of potential orders in adjacent column to completed sales. [3]A third party firm has qualified to fulfill both of these orders and Hyzon has contracted to provide one validation unit to that firm, with all additional units pending contracting.

19

HYZON | DCRB

HYZON OVERVIEW

Hyzon Leverages Decades of Hydrogen Technology Leadership for a Head Start in Mobility Solutions

New York-based Hyzon Motors is Leveraging History of Parent Company, Horizon Fuel Cell Technologies, to Revolutionize Heavy-Duty Mobility

- Hyzon parent company Horizon has already delivered hundreds of hydrogen fuel-cell power systems for commercial vehicles to customers, including buses and Class 8 trucks
    - Horizon was founded in Singapore in 2003 and pioneered fuel cells in a variety of global applications
    - In 2019, Horizon shipped 27MW of fuel cell capacity including 10 units of 150kW stacks, believed to be more output than any other standalone fuel cell company
- Hyzon is the technology carve-out to pursue the trillion $ market of hydrogen mobility. It has 20 owned provisional patent applications and 40+ co-owned patents and applications with Horizon
- Hyzon is launching hydrogen heavy vehicles with the world's most powerful fuel cell (as of today) and is shipping fuel cell heavy trucks this year





EXISTING FIRST MOVER ADVANTAGE THROUGH HORIZON…


HYZON



… HAS LED TO DEVELOPMENT OF HYZON'S FUEL CELL, THE WORLD'S MOST POWERFUL, UNIQUELY SUITABLE FOR HEAVY DUTY APPLICATIONS…

…PROVIDING CUSTOMERS WITH THE MOST COMPETITIVE PRODUCT IN THE MARKET

20

HYZON | DCRB

H Y Z O N O V E R V I E W Legacy of First Mover Status in Frontier Applications and Markets The Parent Company Has Been Active in a Variety of Heavy Vehicle Scenarios TOTAL MILES DRIVEN STATUS VEHICLE TYPE NO. OF UNITS Active Service (steel transport) Heavy truck 70 ~160,000 N/A To be deployed in 2021 Heavy truck (drayage) 3 Light truck 350 Delivered in 2019 ~330,000 ~50,000 Active Service (passenger transport) City bus 5 ACCELERATING DECARBONIZATION Y E A R L Y K M P E R 4 2 T T R U C K 105,000 D I E S E L C O N S U M P T I O N ( L / 1 0 0 K M ) 45 Y E A R L Y D I E S E L C O N S U M P T I O N ( L ) 47,250 D I E S E L C O 2 E M I S S I O N ( K G / L ) 2.67 T O T AL C O 2 E M I S SI O N S P E R T R U C K 126 P E R Y E A R ( T O N S ) VEHICLES ON THE ROAD TODAY, T O T AL C O 2 E M I S SI O N S O F 1 0 K T R U C K S 1.26mm YEARS AHEAD OF COMPETITION P E R Y E A R ( T O N S ) 21 |H Y Z O N O V E R V I E W Legacy of First Mover Status in Frontier Applications and Markets The Parent Company Has Been Active in a Variety of Heavy Vehicle Scenarios TOTAL MILES DRIVEN STATUS VEHICLE TYPE NO. OF UNITS Active Service (steel transport) Heavy truck 70 ~160,000 N/A To be deployed in 2021 Heavy truck (drayage) 3 Light truck 350 Delivered in 2019 ~330,000 ~50,000 Active Service (passenger transport) City bus 5 ACCELERATING DECARBONIZATION Y E A R L Y K M P E R 4 2 T T R U C K 105,000 D I E S E L C O N S U M P T I O N ( L / 1 0 0 K M ) 45 Y E A R L Y D I E S E L C O N S U M P T I O N ( L ) 47,250 D I E S E L C O 2 E M I S S I O N ( K G / L ) 2.67 T O T AL C O 2 E M I S SI O N S P E R T R U C K 126 P E R Y E A R ( T O N S ) VEHICLES ON THE ROAD TODAY, T O T AL C O 2 E M I S SI O N S O F 1 0 K T R U C K S 1.26mm YEARS AHEAD OF COMPETITION P E R Y E A R ( T O N S ) 21 |

HYZON OVERVIEW

Hyzon has the Flexibility and Business Model to Provide Various Solutions for Customers

1 FCEV Vehicle Purchase


HYZON
VEHICLE ASSEMBLY PARTNER
MANUFACTURING PARTNERS
HYZON

2 FCEV Vehicle Lease[1]


HYZON
+ Hyzon Lease, Hydrogen Supply, Service & Maintenance Contract
Bank of America
VEHICLE ASSEMBLY PARTNER
MANUFACTURING PARTNERS
HYZON

3 Fuel Cell & Stack Purchase

End customers in various mobility end markets


HYZON

FCEV OFFERING TO DE-CARBONIZE FLEET OPERATIONS WITH HYDROGEN PROVIDED BY CUSTOMERS OR THROUGH HYZON'S SUBSCRIPTION SERVICE, ENABLED THROUGH PARTNERSHIPS WITH ENERGY PLAYERS AND GLOBAL HYDROGEN LEADERS

[1] Bank of America has signed a mandate with Hyzon for the provision of truck lease financing in Australia, and discussions are ongoing for other regions

22
HYZON | DCRB

Technology Section 3 | |Technology Section 3 | |

TECHNOLOGY

Hyzon's Fuel Cell is Differentiated with a Clear Technological Lead over Competitors

- Evolved through 17 years of fuel cell development from Horizon fuel cell
- Fuel cells that could match the power output of diesel engines were historically too heavy and too big. Higher power density makes the Hyzon fuel cell highly suited to diesel engine replacement
- Hyzon's new Titan stacks are projected to have the highest power density on the market (performance validated by highly respected testing authority TÜV Rheinland, and benchmarked through independent consultant research)
- Competitors typically developed their fuel cells with stationary applications or passenger cars in mind; Hyzon is entirely focused on heavy mobility, which has unique challenges and requirements
- Patent protected technology : 20 exclusively owned provisional patent applications and 40+ co-owned patents and applications with Horizon


HYZON

EXAMPLE PRODUCT: G2 FUEL CELL STACK

24

HYZON | DCRB

TECHNOLOGY

Hyzon's Fuel Cell is a Key Competitive Advantage and Leads the Market Across a Range of Benchmarks

Overview of Fuel Cell Competitors

Key Highlights

- HYZON has demonstrated market leadership in every power density category, as validated by third party tests
- Cell Power Density (start with a strong building block) – the core technology advantage based on fundamental knowledge
- Volumetric Power Density (more power in a smaller space) – better packaging, more design trade-off flexibility
- Gravimetric Power Density (more power with less weight) – improved performance, payload advantage

Volumetric Power Density



Exclusive of End Plates
Volumetric Power Density (kW / L)
HYZON
POWERCELL
BALLARD
TOYOTA
HYUNDAI
6.08
5.48
5.2
4.3
3.03
1.14
G3 Titan 140.2
G3 Titan 140.1
PowerCell S3 – 63kW
FCgen® – HSP
Toyota Mirai
Hyundai NEXO

Single Cell Power Density



Single Cell Power Density (W / cm^2)
HYZON
TOYOTA
POWERCELL
GM
1.44
1.31
1.3
0.98
0.98
0.92
0.72
0.59
G3 Titan 140.2
G3 Titan 140.1
Toyota Mirai
PowerCell S3 63kW
PowerCell S3 98kW
PowerCell S3 125kW
PowerCell S3 81kW
GM HydroGen3

Gravimetric Power Density



Exclusive of End Plates
Gravimetric Power Density (kW / kg)
HYZON
BALLARD
POWERCELL
TOYOTA
HYUNDAI
5.54
5.03
4.7
3.66
3.02
1.06
G3 Titan 140.2
G3 Titan 140.1
FCgen® – HSP
PowerCell S3 – 63kW
Toyota Mirai
Hyundai NEXO

Source: Third party consulting study completed in November 2020.

25
HYZON | DCRB

TECHNOLOGY

Proprietary Fuel Cell Continues to Rapidly Iterate to Higher Performance with Industry-Leading Cycle Times Between Generations

Hyzon fuel cells have rapidly improved. The higher power density makes the Hyzon fuel cell **competitive with diesel today.** The new Titan stacks are projected to have the highest power density on the market

Hyzon's unique fuel cell stack design (patent pending) aims to improve active area material utilization rate from 70% to almost 100%, resulting in **cost reduction and an increase in power density**

FUEL CELL STACK DEVELOPMENT

	G1	G2	G3 TITAN
LAUNCH DATE	2016	2019	2022
MAX POWER (kW)	40	150	370
POWER DENSITY (kW/l)	1.5	4.2	5.5
POWER DENSITY (W/cm2)	0.7	1.2	1.5
CELL THICKNESS (mm)	2.8	1.6	1.2
PLATE MATERIAL	Graphite	Hybrid	Ti
EXPECTED RUN TIME (hrs)	10,000	20,000	20,000
APPLICATION	Commercial vehicle	Commercial vehicle, heavy equipment, train, marine, powerplant	Commercial vehicle, heavy equipment, train, marine, aircraft, powerplant
STATUS	Finished	Volume production	Single cell validated, tool in progress
SYSTEM COST ACHIEVED $/kW	1,000	500	
SYSTEM LT COST TARGET $/kW		300	120

Source: Management data and projections

26

HYZON | DCRB

Operations Section 4 | |Operations Section 4 | |

OPERATIONS

Hyzon Vehicles Reflect Cost-Conscious Design and Optimization

VEHICLE CONTROL

- Proprietary vehicle software with integrated telematics and ADAS

- Remote monitoring
- Continuous over the air data access
- Supports maintenance scheduling

CHASSIS

- Current status: Source mature products from suppliers
- Future status: Fuel cell optimized chassis under development

eAXLES

- Start from sourcing; co-develop advanced eAxles with partners
- **Control Software (proprietary)**

THERMAL MODULE

- In-house integration with externally sourced parts



HYDROGEN STORAGE (20-60kg)

- In-house production with externally sourced parts

CAB

- Current status: Source mature products from suppliers
- Future status: Light weight composite cab under development



EV POWER MANAGEMENT

- DC/DC: 4-in-1 integrated DC/DC under development
- Battery: In-house assembled battery packs and external battery packs
- **Power Management Software (proprietary)**



HYZON

FUEL CELL

- Fuel Cell Stack up to 500hp (in-house)
- Compressor (external & in-house)
- Humidifier (external & in-house)
- Anode management (in-house)
- Control software (proprietary)

HYZON PROVIDES THE FUEL CELL AND KEY RELATED COMPONENTS FOR A FCEV WITH EXISTING AND ESTABLISHED SUPPLIERS PROVIDING ADDITIONAL ENABLING TECHNOLOGY

28

HYZON | DCRB

OPERATIONS

Asset-Light Production Process is Proven, Less Capex Intensive and Key Relationships Have Already Been Formed

Vehicle Components Provided Through Selected Manufacturing Suppliers[1]

- Ford – Chassis
- Detroit Chassis LLC – Chassis
- DAF – Chassis and Cab
- Freightliner – Chassis and Cab
- Dana – Motors
- FEV – International Homologation, Powertrain Quality
- Worthington Industries – Cylinders
- OMB Saleri – Hydrogen Valves

Fuel Cell Power Train Manufacturing

HYZON

Rochester, NY and Shanghai, China

Vehicle Assembly

- Fontaine Modification – A Berkshire Hathaway Company – Multiple Locations, USA
- HYZON / Holthausen Clean Technology – Groningen, Netherlands

Fuel Cell Customers

Leading Hydrogen-Electric Aviation Company

Vehicle Customers[2]

Air Products, Edeka, Coca-Cola, Heineken, IKEA, FMG Fortescue, NEOM, Korea Zinc, Berlin, Port of Antwerp, Nestlé, SoCalGas, Port de Barcelona, PSA, Total

[1]This list represents suppliers who have provided components to date; discussions around long-term arrangements ongoing. [2] Customers at various stages of contract negotiations, not all subject to binding purchases.

29

HYZON | DCRB

OPERATIONS

Hyzon's Aim is to Grow with Existing Fleet Customers, with Each Win Having the Potential to Grow into Substantial (and Recurring) Revenue

Hyzon expects to exceed its business plan with very few additional key customers

	SEED THE MARKET (2021 ORDERS GROWING)				GROW THE MARKET (2022 – 2024, BACKLOG BUILDING)			MATURE VOLUMES (AFTER 2025)		
	CUSTOMER	CATEGORY	QUANTITY	$ MM	TOTAL FLEET	QUANTITY	HYZON REVENUE $MM	TOTAL FLEET	HYZON VOL. @ 20% SHARE	HYZON REVENUE $MM
Customers	Customer 1	Class 8	100	20	Class 6, 8	1,400+	500+	15,000	3,000	1,200+
	Customer 2	Class 8	20	9	Class 8	1,400+	500+	8,500	1,700	800+
	Customer 3	Coach Bus	10	8	Bus, Other	100+	60+	2,000	400	250+
	Customer 4	Class 8	10	4	Class 6, 8	1,000+	300+	30,000	6,000	1,800+

	SEED THE MARKET	GROW THE MARKET	MATURE VOLUMES
Vehicles[1]	FUEL CELL: New York, Shanghai CHASSIS: Ford, Freightliner, DAF ASSEMBLY: Fontaine Modification, Holthausen	Formalize Partnership with existing rolling chassis providers Ford, Freightliner, DAF	Development of own captive chassis with third party providers Autocar (Class 8) Detroit Chassis LLC (Class 8)
	SERVICE: HYZON + CUSTOMER	SERVICE: HYZON + CUSTOMER	SERVICE: HYZON + CUSTOMER
Hydrogen Source	**On-site customer supply** (95% of existing customers) **Existing hydrogen stations** (5% of existing customers)	**Hyzon-created capacity** (~25%) **On-site supply and existing stations** (~75%)	Hyzon network (50%) 3rd Party capacity (50%)
	LEVERAGE EXISTING SUPPLY	BUILD HYZON / PARTNER SUPPLY	HYZON AND 3RD PARTY SUPPLY ESTABLISHED

Source: Management data and projections [1] Chassis and assembly suppliers indicative of anticipated relationships.

30

HYZON | DCRB

OPERATIONS

Comparison of Global Fuel Cell Truck Deployments

Number of Fuel Cell Commercial Vehicles Delivered and Projected to be Delivered by 2023

	Horizon / HYZON	NIKOLA	HYUNDAI	TOYOTA	KENWORTH	HONDA / ISUZU	VOLVO / DAIMLER
FUEL CELL COMMERCIAL VEHICLES DELIVERED BY END OF 2020	~500[1]	0	10s	10s	0	0	0
FUEL CELL COMMERCIAL VEHICLES TO BE DEPLOYED BY END OF 2023	5,000[2]	2,000	2,000	No public info	No public info	No public info	No public info

- Hyzon's parent company and partners have delivered approximately 500 fuel cell commercial vehicles as of the end of 2020
- Nikola has pushed back its delivery schedule from 2021 to 2023 and the company's pre-orders are cancellable with no payment commitment from customers
- Hyundai announced plans to deliver 2,000 fuel cell trucks in Europe through 2025
- Toyota, in collaboration with Kenworth has approximately 10 trucks in the US, as well as a small number of fuel cell buses

HYZON IS YEARS AHEAD OF COMPETITION ON FUEL CELL TRUCK EXPERIENCE

Source: Publicly available information. [1] Most of the commercial vehicles were powered by Horizon fuel cell systems, integrated and delivered by third party OEMs. [2] Customers at various stages of contract negotiations, not all subject to binding purchases.

31

HYZON | DCRB

Financials Section 5 | |Financials Section 5 | |

FINANCIALS

Captive Technology Allows Hyzon to Pursue Massive TAM in Transportation Adjacencies

More than heavy duty trucks

IN THE FUTURE, AUTOMATION TECHNOLOGY COULD ENSURE FAR GREATER ASSET UTILIZATION ACROSS ALL VEHICLE SEGMENTS, FURTHER FAVORING "FAST FUELING" HYDROGEN SOLUTIONS

Hyzon's fuel cell technology is suited to diesel engine substitution across industries

Secular Tailwinds

- Emissions regulations
- Green targets and mandates
- Evolving financing methods incl. subsidies
- Infrastructure buildout
- Falling cost of technology

>$200B

Total diesel engine market globally



Hyzon's initial focus is on the large heavy duty truck market, with 2.2M Class 8 tractors produced annually

HYZON'S FUEL CELL TECHNOLOGY ADDRESSES EMISSION REDUCTION CHALLENGES ACROSS THE TRANSPORTATION INDUSTRY WHERE BATTERY TECHNOLOGY DOES NOT OFFER A VIABLE SOLUTION


RAIL: >30B


AVIATION: >80B


MARINE: >14B

Note: Market sizes estimated based on third party research. While Hyzon will be permitted to manufacture and sell products across all vehicle segments including rail, aviation and marine worldwide, Hyzon will be subject to certain restrictions with respect to its sales of standalone fuel cells for non-mobility applications generally, and for mobility applications to be commercialized in Asia, Africa or South America.

33

HYZON | DCRB

FINANCIALS

Strong and Consistently Growing Backlog Underpins Value

Hyzon is a first mover and has the most visible backlog

RECURRING REVENUE FROM

- Hydrogen sales
- Service and Maintenance
- Financing

Forecasted 5 Year Ramp in Vehicles (Units)



MD and HD Trucks
Buses
74
11
623
35
3,359
68
6,800
300
9,260
600
2021
2022
2023
2024
2025

Forecasted 5 Year Revenue (US$ in mm)



2025
30% Projected
Under Existing
MOUs
$37
$198
$972
$2,242
$3,286
2021E
2022E
2023E
2024E
2025E

Total Backlog

NEAR-TERM

2021 backlog of ~$40mm under contract or MOU already, and grows to over $100mm including high probability customers

- >100 fuel cell trucks to be supplied to a wide number of corporate and government customers
- Vehicles to be deployed range in type and include Class 8 heavy duty trucks, medium duty trucks, buses, refuse trucks and pullers
- ~75% of sales into Asia & Australia, ~25% into Europe

LONGER-TERM

>$3.3bn 2025 projected revenue pipeline of which 30% projected under signed MOUs

- Expect to deploy over 9,000 fuel cell trucks for almost $3bn in projected revenues in 2025
- Over 15,000 cumulative Hyzon-branded vehicles on road

HYZON HAS A ROBUST PIPELINE WITH A HIGH NUMBER OF FUTURE ORDERS UNDER MOU

34

HYZON | DCRB

FINANCIALS

Hyzon has a Robust Financial Plan

Large TAM with proven demand for rapid topline growth

- 500 commercial vehicles powered today[1]
- Near-term adjacent markets of other commercial vehicles, forklifts, and buses
- Longer-term, ability to expand into other sectors: aviation, marine, rail, and other transportation

Profitable

- Uniquely positioned vs. hydrogen mobility competitors that are not able to produce their own hydrogen supply or fuel cells, an expensive and critical technology
- Secured supply contracts provide low input costs for key components such as hydrogen supply
- High margins are achievable even with competitive pricing for customers

Key Projections

US$ in millions



2021
2022
2023
2024
2025
$27
$142
$724
$1,454
$1,888
$-
$24
$127
$214
$350
$8
$25
$31
$171
$342
$-
$-
$66
$337
$550
FCEV Heavy Truck
36t-50t
FCEV Medium Truck
12t
FCEV City Bus
12m / 40ft
FCEV Truck / Van
Class 3

Cash-Generative

- Low capital intensity drives cash-flow generation that can be reinvested in growth in early years and returned to shareholders in future years
- Ability to slow growth and remain FCF positive

[1] Co-developed by Horizon and OEMs, using Horizon's fuel cell powertrain.

35

HYZON | DCRB

F I N A N CIA L S Capital Required to Scale Hyzon in the Near-Term Will Be In Place Following the Merger $500MM EQUITY FUNDS PLAN GETS HYZON TO FCF positive in 2024 No incremental equity, assumes $100mm working capital facility drawn in 2023 Capacity for over 20,000 heavy duty fuel cells ILLUSTRATIVE USE OF PROCEEDS OF A CAPITAL RAISE TO 2025 R&D: (-) $220mm Facilities: (-) $260mm Hydrogen hubs / fueling stations: (-) $150mm Working capital: (-) $400mm Aggregate EBITDA generated by business: + $820mm Source: Management projections 36 |F I N A N CIA L S Capital Required to Scale Hyzon in the Near-Term Will Be In Place Following the Merger $500MM EQUITY FUNDS PLAN GETS HYZON TO FCF positive in 2024 No incremental equity, assumes $100mm working capital facility drawn in 2023 Capacity for over 20,000 heavy duty fuel cells ILLUSTRATIVE USE OF PROCEEDS OF A CAPITAL RAISE TO 2025 R&D: (-) $220mm Facilities: (-) $260mm Hydrogen hubs / fueling stations: (-) $150mm Working capital: (-) $400mm Aggregate EBITDA generated by business: + $820mm Source: Management projections 36 |

FINANCIALS

Key Milestones with Visibility to Strong Public Debut

Hyzon has a clear path following the transaction

HYZON WILL TARGET THE ACHIEVEMENT OF 3 KEY MILESTONES IN 2021

1 Vehicle Production Underway in the US and Europe

$40mm+ pipeline for 2021 is 100% contracted[1] already, and grows to over $150mm including high probability customers

2 Commission US Fuel Cell Manufacturing

Build Rochester into a fully functional plant producing fuel cells to deliver to Hyzon and integration partner facilities around the globe

3 85 Hyzon Branded Vehicles Deployed

Hyzon branded trucks and buses expected to be deployed from the end of 2020; we expect to celebrate the 85th vehicle to be deployed before the end of 2021

85+ Vehicles
Expected to be produced in 2021

20,000 Vehicles
Expected to be produced in the next 5 years

150,000 Vehicles
Expected to be produced by 2030

HYZON IS A FIRST MOVER WITH EXPECTED DELIVERIES IN 4 CONTINENTS IN 2021

[1] Under contract or MOU.

37

HYZON | DCRB

FINANCIALS

Pro Forma Equity Ownership

US$ in millions, unless otherwise stated

Cash Sources and Uses

SOURCES	
SPAC Cash In Trust[1]	$226
PIPE Proceeds	400
Total	$626

USES	
Cash to Balance Sheet[1]	$576
Deal Expenses	50
Total	$626

Commentary

- All existing Hyzon shareholders will roll their interests into the pro forma company, with no shareholders cashing out
- Hyzon shareholders to receive up to three earn-outs of 9 million, 9 million and 5.25 million shares, triggered, respectively, if Hyzon's shares trade at or above $18.00, $20.00 and $35.00 per share for 20 out of 30 consecutive days during the 5-year period from closing, signaling strong conviction from existing shareholders in path to share price application
- Sponsor has agreed to convert 25% of its Private Placement Warrants into two equal earn-outs with $12.00/share and $14.00/share thresholds that must be met during the 5 years after the 1st anniversary of the closing, and to subject the remaining 75% to a 12-month lockup unless the common stock trades above $11.50/share for 20 of 30 consecutive days

Capitalization

SHARE PRICE	$10.00
Pro Forma Shares Outstanding[2]	268.2
Equity Value	$2,682
Plus: Existing Net Debt	0
Less: Cash to Balance Sheet[1]	576
Enterprise Value	$2,106

Pro Forma Ownership[2,3]



Hyzon Existing Shareholders[4]
75%
SPAC Shareholders
8%
SPAC Founder Shares
2%
PIPE Investment
15%

[1] Assumes no redemption by SPAC's public stockholders. [2] Comprised of 200.0 million shares owned by existing Hyzon shareholders, 40.0 million PIPE shares, 22.6 million DCRB shares outstanding and 5.6 million Founder Shares outstanding. Shares to be owned by Hyzon shareholders subject to adjustment pursuant to definitive documents. DCRB shares outstanding subject to exercise of redemption rights in connection with DCRB stockholder vote.
[3] Excludes public and private warrants of DCRB. [4] Horizon to own >50% of pro forma entity.

38

HYZON | DCRB

FINANCIALS

Summary Projected Financials

($USD IN MILLIONS)	2021E	2022E	2023E	2024E	2025E
VOLUMES					
VEHICLE DELIVERY VOLUMES					
HEAVY TRUCK (36T-50T)	74	513	2,638	5,660	7,400
MEDIUM TRUCK (12T)	0	110	722	1,140	1,860
CITY BUS (12M)	11	35	68	340	600
CLASS 3 TRUCK / VAN	0	0	840	4,435	7,235
TOTAL	**85**	**658**	**4,268**	**11,535**	**17,095**
INCOME STATEMENT					
VEHICLE REVENUE	35	190	948	2,176	3,129
FUEL CELL REVENUE	2	6	17	43	105
HYZON ZERO CARBON REVENUE	0	1	7	24	52
TOTAL REVENUE	**$37**	**$198**	**$972**	**$2,242**	**$3,286**
% GROWTH	nm	412%	392%	131%	47%
COST OF GOODS SOLD					
(-) VEHICLE	$24	$132	$665	$1,489	$2,139
(-) FUEL CELL	1	3	8	18	42
TOTAL COGS	$25	$135	$673	$1,508	$2,181
TOTAL GROSS PROFIT	$12	$62	$299	$735	$1,106
GROSS MARGIN %	32.0%	31.5%	30.8%	32.8%	33.6%
EBITDA	**($73)**	**($25)**	**$87**	**$326**	**$505**
EBITDA MARGIN %	NM	NM	8.9%	14.5%	15.4%
CAPEX	($63)	($178)	($161)	($102)	($126)

No additional equity required between PIPE and going to market, achieving positive cash-flow

Reflects share of TAM of ~1% by 2025

39

HYZON | DCRB

F I N A N CIA L S Valuation Benchmarking Hyzon Valuation Based on Post-Money Enterprise Value of $2.1bn 2024E EV / Sales Median: 20.6 x Median: 6.1 x 31.4 x 29.0 x 22.4 x 20.6 x 17.5 x 16.4 x 11.0 x 9.8 x 6.9 x 5.3 x 2.6 x 0.9 x 1.9 x HYZN FCEL PCELL PLUG BLDP ITM NEL NKLA LUM IVZ VLDR ROM TSLA 2024E EV / EBITDA Median: 108.8 x Median: 32.8 x 169.6 x Median: 85.3 x Median: 32.4 x 135.9 x 136.2 x 91.9 x 1 91 18 .7 .6x x 90.9 x 113.9 x 10 793.7 .7 x x 66.4 x 81.6 x 50.3 x 58.5 x 43.4 x 38.5 x 48.3 x 39.3 x 2 26 6.2 .2 x x 25.1 x 6.5 x 6.3 x NM 11.3 x NM HYZN FCEL BLDP PLUG NEL ITM PCELL NKLA IVZ VLDR LUM ROM TSLA HYZN ITM FCEL NEL BLDP PLUG PCELL NKLA IVZ VLDR LUM ROM TSLA Hydrogen AutoTech Suppliers New Energy OEMs CLEAR AND OBSERVED PREMIUM VALUATION FOR HYDROGEN PLAYERS Source: Market data as of 12-Jan-2021. Hyzon, Luminar, Innoviz and Romeo EBITDA and sales per management estimates. 40 |F I N A N CIA L S Valuation Benchmarking Hyzon Valuation Based on Post-Money Enterprise Value of $2.1bn 2024E EV / Sales Median: 20.6 x Median: 6.1 x 31.4 x 29.0 x 22.4 x 20.6 x 17.5 x 16.4 x 11.0 x 9.8 x 6.9 x 5.3 x 2.6 x 0.9 x 1.9 x HYZN FCEL PCELL PLUG BLDP ITM NEL NKLA LUM IVZ VLDR ROM TSLA 2024E EV / EBITDA Median: 108.8 x Median: 32.8 x 169.6 x Median: 85.3 x Median: 32.4 x 135.9 x 136.2 x 91.9 x 1 91 18 .7 .6x x 90.9 x 113.9 x 10 793.7 .7 x x 66.4 x 81.6 x 50.3 x 58.5 x 43.4 x 38.5 x 48.3 x 39.3 x 2 26 6.2 .2 x x 25.1 x 6.5 x 6.3 x NM 11.3 x NM HYZN FCEL BLDP PLUG NEL ITM PCELL NKLA IVZ VLDR LUM ROM TSLA HYZN ITM FCEL NEL BLDP PLUG PCELL NKLA IVZ VLDR LUM ROM TSLA Hydrogen AutoTech Suppliers New Energy OEMs CLEAR AND OBSERVED PREMIUM VALUATION FOR HYDROGEN PLAYERS Source: Market data as of 12-Jan-2021. Hyzon, Luminar, Innoviz and Romeo EBITDA and sales per management estimates. 40 |

F I N A N CIA L S Implied Valuation Discount of Hyzon Versus Peers Based on Post-Money Hyzon Enterprise Value of $2.1bn Implied Discount Vs Peers Hyzon 2024 Revenue: $ 2.2Bn $ 46.3Bn 90 % Avg. Discount $ 21.9Bn $ 13.7Bn $ 2.1Bn Implied EV Implied EV Implied EV Post-Money EV @ Hydrogen Mult @ AutoTech Mult @ TSLA Mult Implied Discount Vs Peers Hyzon 2024 EBITDA: $ 326mm Median: 85.3 x Median: 32.4 x $ 35.5Bn 136.2 x 87 % Avg. 91.9 x 91.7 x 90.9 x Discount 79.7 x 66.4 x $ 15.8Bn 50.3 x 43.4 x 38.5 x $ 10.7Bn 26.2 x 25.1 x 6.3 x $ 2.1Bn NM Implied EV Implied EV Implied EV Post-Money EV HYZN ITM FCEL NEL BLDP PLUG PCELL NKLA IVZ VLDR LUM ROM TSLA @ Hydrogen Mult @ AutoTech Mult @ TSLA Mult Hydrogen AutoTech Suppliers New Energy OEMs POST-MONEY EV IMPLIES COMPELLING VALUATION VERSUS RELEVANT PEERS Source: Management estimates, Bloomberg, and public filings. Market data as of 12-Jan-2021. 41 |F I N A N CIA L S Implied Valuation Discount of Hyzon Versus Peers Based on Post-Money Hyzon Enterprise Value of $2.1bn Implied Discount Vs Peers Hyzon 2024 Revenue: $ 2.2Bn $ 46.3Bn 90 % Avg. Discount $ 21.9Bn $ 13.7Bn $ 2.1Bn Implied EV Implied EV Implied EV Post-Money EV @ Hydrogen Mult @ AutoTech Mult @ TSLA Mult Implied Discount Vs Peers Hyzon 2024 EBITDA: $ 326mm Median: 85.3 x Median: 32.4 x $ 35.5Bn 136.2 x 87 % Avg. 91.9 x 91.7 x 90.9 x Discount 79.7 x 66.4 x $ 15.8Bn 50.3 x 43.4 x 38.5 x $ 10.7Bn 26.2 x 25.1 x 6.3 x $ 2.1Bn NM Implied EV Implied EV Implied EV Post-Money EV HYZN ITM FCEL NEL BLDP PLUG PCELL NKLA IVZ VLDR LUM ROM TSLA @ Hydrogen Mult @ AutoTech Mult @ TSLA Mult Hydrogen AutoTech Suppliers New Energy OEMs POST-MONEY EV IMPLIES COMPELLING VALUATION VERSUS RELEVANT PEERS Source: Management estimates, Bloomberg, and public filings. Market data as of 12-Jan-2021. 41 |

Appendix Supplemental Materials | |Appendix Supplemental Materials | |

APPENDIX

Hydrogen Supply and Cost Expected to Follow the Paths of Solar and Batteries as Production Scales

INNOVATION, POLITICAL/PUBLIC SUPPORT AND SCALE-UP ECONOMICS GENERATED EXCEPTIONAL COST DELIVERY IMPROVEMENTS EVEN WITHOUT THE BENEFIT OF THE ESG/RENEWABLE CAPITAL FORMATION WAVE OF 2019-20

Solar Cost


USD/kWh
-78%
5,000
4,000
3,000
2,000
1,000
0
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

Installed Solar


GW
+1,312%
700
600
500
400
300
200
100
0
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

Battery Cost


USD/kWh
-86%
1,400
1,200
1,000
800
600
400
200
0
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

Global Electric Car Stock


Millions vehicle sold
+3,485%
8.0
6.0
4.0
2.0
0.0
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

Source: IEA, Bloomberg NEF

43
HYZON | DCRB

APPENDIX

Hyzon's Focus Is on Mobility Markets with Large Long-Term Potential

Transportation market segmentation

Bubble size roughly representing the annual energy consumption of vehicle type in 2050 (1 EJ)

Bubble color representing the market share of hydrogen vehicles in 2050

FCEV SALES SHARE 2050

- <10%
- 10-20%
- 20-30%
- 30-40%
- 40-50%
- >50%

FCEV FUEL SHARE 2050

- Up to 5 %



Hyzon's Focus Areas
Shipping
Airplanes
Trams and Railways
Medium/ Heavy Duty Trucks
Buses and Coaches
Vans/LCVs, Small Trucks
Large Cars
Small Cars
Medium-sized Cars
2-/3-wheelers
Weight (Tons)
1,000
100
10
1
0
300+
600+
5,000+
Range Requirement (km)

Source: IEA ETP; IHS; A Portfolio of Powertrains for Europe (2010); Thiel (2014); Hydrogen Council

44
HYZON | DCRB

A P P E N DI X Paths which Market Forecasters Consistently Underestimate When capital formation accelerates in breakthrough technologies, rates of change are consistently misunderstood Wind: IEA forecasts and actual development Solar: IEA Forecasts and actual development Installed capacity: GW 1,200 1,200 WEO 2016 1100 1100 WEO 2015 1000 1000 WEO 2016 WEO 2014 800 800 WEO 2013 WEO 2015 700 700 WEO 2014 WEO 2012 600 600 Revised up WEO 2013 Revised up WEO 2011 5-fold since 14-fold since WEO 2012 500 500 2000 WEO 2010 2000 WEO 2011 400 400 WEO 2009 WEO 2009 WEO 2008 300 300 WEO 2008 WEO 2006 200 A C T U A L 200 WEO 2010 100 100 WEO 2006 0 2000 2010 2020 2030 2000 2010 2020 2030 Source: World Energy Outlook 45 |A P P E N DI X Paths which Market Forecasters Consistently Underestimate When capital formation accelerates in breakthrough technologies, rates of change are consistently misunderstood Wind: IEA forecasts and actual development Solar: IEA Forecasts and actual development Installed capacity: GW 1,200 1,200 WEO 2016 1100 1100 WEO 2015 1000 1000 WEO 2016 WEO 2014 800 800 WEO 2013 WEO 2015 700 700 WEO 2014 WEO 2012 600 600 Revised up WEO 2013 Revised up WEO 2011 5-fold since 14-fold since WEO 2012 500 500 2000 WEO 2010 2000 WEO 2011 400 400 WEO 2009 WEO 2009 WEO 2008 300 300 WEO 2008 WEO 2006 200 A C T U A L 200 WEO 2010 100 100 WEO 2006 0 2000 2010 2020 2030 2000 2010 2020 2030 Source: World Energy Outlook 45 |

APPENDIX

Hyzon's Foresight in Securing Other Technology Further Solidifies Advantage

Hyzon has a suite of technology within and beyond its leading fuel cell

World Class Plate Technology

- Single cell thickness reaches 1.15mm/cell enabling 500hp single stack module

Durable Electrode Technology

- Superior cell reversal tolerance compared to commercial MEAs from leading suppliers

Plate Coating Technology

- Superior anti-polarization performance

Air Compressor (under development)

- 70kW, 60,000 rpm, 2.9 compression ratio
- Frictionless air bearing, long lifetime
- One compressor for >300kW fuel cell system

Humidifier (under development, patent application filing)

- 70% cost reduction compared with commercial products - unique planar design for high volume production

Power Electronics (under development, patent application filing)

- Triple Hybrid Technology. Battery weight and cost reduction by about 50%. High efficiency braking energy recovery

e-Axle (co-development)

- Light weight and high efficiency e-Axle for Class 3 - Class 8

Truck Chassis (under development)

- High strength steel chassis. Specifically designed for fuel cells, not diesel engines

46

HYZON | DCRB

APPENDIX

Flexible Hydrogen Strategy

Local hydrogen production expected to create a national network

Back to Base

A back to base model limits the required hydrogen infrastructure. A number of customers produce their own hydrogen

Third Party Hydrogen

A number of partners are building out hydrogen infrastructure powered by waste gas and other sources

Hyzon Net Zero Carbon Alliance

Alliances with energy and industrial gas companies expected to enable Hyzon to offer a partnership approach to hydrogen supply

Distribution Centers

As hydrogen forklifts take market share, hydrogen production at distribution centers can be expanded to meet the needs of trucks

Hydrogen Hubs

Hyzon will also fund its own company-owned hydrogen infrastructure powered by waste gas

47

HYZON | DCRB

APPENDIX

Hydrogen Hubs

A low cost and green method for hydrogen production

Hydrogen **Hub**


Landfill
Animal waste
Food waste
Crop residue
Wastewater treatment
Gasification
Syngas
Carbon Briquettes
Microturbine
Electricity
Grid
H2 from Electrolysis
Fuel Stations

- **Waste to electricity with microturbines is already used as a method to produce low-cost electricity.** The 'hydrogen hub' method only adds an electrolyzer
- Depending on the electricity price, **the hydrogen hub will switch between selling electricity to the grid or producing green hydrogen.** Dispatch optimization is expected to maximize revenues and provide very low cost hydrogen
- **Hydrogen is intended to only be produced with very low cost electricity and the hydrogen hub is expected to receive a 'tipping fee' for using waste gas.** The only incremental expense to this model is a low-cost electrolyzer. This leads to hydrogen produced for $1 per kg at the hub or $2 per kg at the fueling station
- **The hydrogen hub model is intended to be carbon negative** with the carbon captured in briquettes
- In collaboration with its partners, Hyzon is currently building its first Hydrogen Hub in Australia. Hyzon's partner, NRG Global, has multiple waste to electricity sites, and is planning to build Hydrogen Hubs

48

HYZON | DCRB

APPENDIX

Distributed Steam Methane Reforming (SMR)

Lowers the cost of hydrogen by eliminating the distribution costs

Distributed SMR **Hydrogen**


Landfill
Animal waste
Food waste
Crop residue
Wastewater treatment
Waste Gases
Renewable Natural Gas
Natural Gas
Modular Distributed SMR
Syngas
CO2 Carbon Capture, Utilization and Storage
Hydrogen

- **Distributed SMR can use Renewable Natural Gas or Natural Gas as a feedstock. The process of producing hydrogen is done on-site so the distribution cost is eliminated. Hyzon is working with Bayotech to offer modular SMR systems**
  - The realized price of hydrogen is projected to be about $3.50 per kg using natural gas
  - The realized price of hydrogen is projected to be higher using RNG, but the customer can decide how green they want to make their feedstock
- **Natural Gas with Carbon Capture, Utilization and Storage (CCUS) is expected to be a carbon neutral process which eliminates the CO2 emitted by a diesel motor. Even without CCUS, the carbon footprint is still much lower than diesel**
- **Renewable Natural Gas expected to have a carbon neutral footprint or a carbon negative footprint if CCUS is used**

THE CUSTOMER DECIDES ON THE FEEDSTOCK DEPENDENT ON LOCAL RESOURCES AND GREEN MANDATE

49

HYZON | DCRB

APPENDIX

Electrolysis Distributed or Centralized

Affordable hydrogen enabled by partnerships and a developed sourcing strategy

The Process of **Electrolysis**


Renewables
SOLAR, WIND, HYDRO
Grid
Electricity
Electrolysis
Hydrogen
DISTRIBUTED
Hydrogen
CENTRALIZED
Fuel Stations

HYDROGEN SOURCING PARTNERS

Infinite Blue Energy — Fuelling The Future — Australia

HIRINGA — New Zealand

- Hydrogen can be made from electrolysis either in a distributed or a centralized manner
- The cost of electolyzers is dropping rapidly. Power from the grid can be very inexpensive at off-peak hours
- **Hydrogen can be produced for $3-5/kg**
- Hyzon is working with Infinite Blue Energy in Western Australia to source hydrogen produced from solar and then distributed to fuel stations

CARBON EMISSIONS DEPENDENT ON SOURCE OF ELECTRICITY

50

HYZON | DCRB

APPENDIX

Service and Maintenance

Developed strategy to accommodate volume growth

Most servicing to be done in-house

- Expect revenue potential from servicing as third party vendors are unfamiliar with fuel cells
- Plan to ultimately use a national player such as Penske and/or Ryder to complement rollout

Minimal service required vs. comparable diesel model

- No oil changes
- Less tire and brake wear and tear
- Fewer moving parts

Back to base model

- Limited number of locations, no need for national service network (similar to Plug Power model)

Software monitoring

- Scheduled preventative maintenance to minimize unexpected downtime

Certified customer service crew or on-site engineers for maintenance

- Highly trained service experts close to customers ensure high service levels and support repeat business

Hyzon intends to also provide maintenance for distributed SMR equipment

- Leveraging expertise from core business

51

HYZON | DCRB

APPENDIX

FCEV Trucks Provide Superior Economics to BEV in California

As more FCEVs are rolled out, we expect that hydrogen will drop in price and FCEVs will become more competitive

As more BEVs are rolled out, we expect that electricity costs will increase in price and BEVs will become less competitive

The **high cost of electricity** in California makes the roll out of battery electric trucks particularly uncompetitive, compounding the critical issues in refueling time and battery weight

The California grid already makes electric vehicles impractical given the frequent blackouts (city bus fleets were grounded in September heatwaves, due to grid limitation, even with minimal EV penetration). **California has almost half the share of EVs** in the US

BEV vs. FCEV Trucks

	PEAK HOURS ELECTRIC TRUCK	OFFPEAK HOURS ELECTRIC TRUCK	CURRENT FUEL CELL TRUCK	PROJECTED FUEL CELL TRUCK
ENERGY CONSUMPTION (kWh PER MILE)	2.0	2.0		
ELECTRICITY PRICE (kWh)	$0.40	$0.25		
MILES PER KG			7.5	9.0
HYDROGEN PER kg			$3.50	$3.00
TOTAL ENERGY COST PER MILE	$0.80	$0.50	$0.47	$0.33

Source: Management estimates, SoCal public data

52

HYZON | DCRB

A P P E N DI X Risk Factors All references to the “Company,” “we,” “us” or “our” refer to the business of Hyzon Motors Inc. and its consolidated subsidiaries. The risks presented below are certain of the general risks related to the business of the Company, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company and Decarbonization Plus Acquisition Corporation (“Acquiror”), with the United States Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the proposed transactions between the Company and Acquiror. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and Acquiror and the proposed transactions between the Company and Acquiror, and may differ significantly from and be more extensive than those presented below. The risks described below are not the only ones we face. Additional risks that we currently do not know about or that we currently believe to be immaterial may also impair our business, financial condition or results of operations. You should review the investor presentation and perform your own due diligence prior to making an investment in the Company and Acquiror. n Litigation and Regulatory Risks — The motor vehicle manufacturing and hydrogen industries are highly regulated, and if we fail to comply with national, federal, state and local laws, rules, regulations and guidance, our business could be adversely affected. We are subject to licensing and operational requirements that result in substantial compliance costs, and our business would be adversely affected if our licenses are impaired. — Litigation, regulatory actions and compliance issues could subject us to significant fines, penalties, judgments, remediation costs, negative publicity and requirements resulting in increased expenses. — Laws, regulations and rules relating to privacy, information security, and data protection could increase our costs, affect or limit how we collect and use personal information, and adversely affect our business opportunities. In addition, the ongoing costs of complying with such laws, regulations and rules could be significant. — Changes in government policy, including changes to existing trade agreements and any resulting changes in international trade relations, regulatory requirements and the availability of tax and other governmental incentives promoting fuel efficiency and alternate forms of energy, including the adoption of fuel cell technology may have an adverse effect on the Company. — Changes in regulatory enforcement policies and priorities may negatively impact the management of our business, results of operations, and ability to compete. — As a private company, we have not endeavored to establish and maintain public-company-quality internal control over financial reporting. If we fail to establish and maintain proper and effective internal control over financial reporting as a public company, our ability to produce accurate and timely financial statements could be impaired, investors may lose confidence in our financial reporting and the trading price of our common stock may decline. 53 |A P P E N DI X Risk Factors All references to the “Company,” “we,” “us” or “our” refer to the business of Hyzon Motors Inc. and its consolidated subsidiaries. The risks presented below are certain of the general risks related to the business of the Company, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company and Decarbonization Plus Acquisition Corporation (“Acquiror”), with the United States Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the proposed transactions between the Company and Acquiror. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and Acquiror and the proposed transactions between the Company and Acquiror, and may differ significantly from and be more extensive than those presented below. The risks described below are not the only ones we face. Additional risks that we currently do not know about or that we currently believe to be immaterial may also impair our business, financial condition or results of operations. You should review the investor presentation and perform your own due diligence prior to making an investment in the Company and Acquiror. n Litigation and Regulatory Risks — The motor vehicle manufacturing and hydrogen industries are highly regulated, and if we fail to comply with national, federal, state and local laws, rules, regulations and guidance, our business could be adversely affected. We are subject to licensing and operational requirements that result in substantial compliance costs, and our business would be adversely affected if our licenses are impaired. — Litigation, regulatory actions and compliance issues could subject us to significant fines, penalties, judgments, remediation costs, negative publicity and requirements resulting in increased expenses. — Laws, regulations and rules relating to privacy, information security, and data protection could increase our costs, affect or limit how we collect and use personal information, and adversely affect our business opportunities. In addition, the ongoing costs of complying with such laws, regulations and rules could be significant. — Changes in government policy, including changes to existing trade agreements and any resulting changes in international trade relations, regulatory requirements and the availability of tax and other governmental incentives promoting fuel efficiency and alternate forms of energy, including the adoption of fuel cell technology may have an adverse effect on the Company. — Changes in regulatory enforcement policies and priorities may negatively impact the management of our business, results of operations, and ability to compete. — As a private company, we have not endeavored to establish and maintain public-company-quality internal control over financial reporting. If we fail to establish and maintain proper and effective internal control over financial reporting as a public company, our ability to produce accurate and timely financial statements could be impaired, investors may lose confidence in our financial reporting and the trading price of our common stock may decline. 53 |

A P P E N DI X Risk Factors (cont.) n Relationship to Horizon; Intellectual Property — There is no assurance that customers will embrace our product in significant numbers or that we will be able to identify potential new customers. — Overall changes in consumer demand could have an adverse effect on our profitability and a mass market for our products may never develop or may take longer to develop than we anticipate. — We may face legal challenges in one or more jurisdictions in our attempts to sell directly to customers that could adversely affect our costs. — We are the U.S. subsidiary of Singapore incorporated Hymas Pte Ltd, which is majority but indirectly controlled by Horizon Fuel Cell Technologies Pte Ltd (“Horizon”). The Company was formed primarily to commercialize Horizon’s industry-leading fuel cell technology for the manufacture and commercialization of certain vehicles for the transportation sector. Horizon has control over our voting stock, including the election of directors, and has a significant understanding of our business and may be uniquely positioned to compete against us. Certain customers of our existing deployed technology will continue to be customers of both the Company and Horizon, and certain future customers could terminate their relationships with us and/or become customers of Horizon. Although we have endeavored to enter into agreements on market terms, our agreements with Horizon and its affiliates may not reflect terms that would have resulted from arm’s-length negotiations with unaffiliated third parties. — Certain members of management, directors and shareholders will hold stock in both the combined company and Horizon and its affiliates and the Executive Chairman of the board of the combined company will also serve as the Chairman of the board of Horizon, and as a result may face actual or potential conflicts of interest. — Horizon’s subsidiaries will continue to be our majority shareholder immediately following the proposed transaction. We own certain pre-existing intellectual property jointly with Horizon’s subsidiaries, and such intellectual property is subject to exclusive licenses between us and Horizon’s subsidiaries. Such intellectual property may be more difficult to enforce, including if Horizon’s subsidiaries refuse to join in our enforcement actions, or if our arrangements with Horizon’s subsidiaries are considered unenforceable by courts or other government bodies. If such arrangements are considered unenforceable or otherwise impermissible, we may also be subject to fines, liability or other sanctions by courts or other government bodies. — We may be unable to protect, defend, maintain or enforce intellectual property on which our business depends, including as against existing or future competitors. Failure to protect defend, maintain and enforce that intellectual property could result in our competitors offering similar products, potentially adversely affecting our growth and success. — The provisional and non-provisional patent applications that we own may not issue as patents, which may hinder our ability to prevent competitors from selling products similar to ours. — We may be subject to third-party claims of infringement, misappropriation or other violation of intellectual property rights, or other claims challenging our agreements related to intellectual property, which may be time-consuming and costly to defend, and could result in substantial liability. n Business and Operating Risks; Projections — Nonbinding pre-orders, signed memorandums of understanding or heads of terms in our sales pipeline may not be converted into binding orders or sales, and customers may cancel or delay that pipeline. — The implementation of our business plan and strategy will require additional capital. If we are unable to achieve sufficient sales to generate that capital or otherwise raise capital, it may create substantial doubt about our ability to pursue our business objectives and achieve profitability or to continue as a going concern. If adequate capital is not available to us, including due to the cost and availability of funding in the capital markets, our business, operating results and financial condition may be harmed. — There is no assurance that we will be able to execute on our business model, including market acceptance of our planned products or identify potential new customers. — Our future growth is dependent upon the competition, pace and depth of hydrogen vehicle adoption generally and the willingness of potential customers, including operators of commercial vehicle fleets, to adopt hydrogen fuel cell technology and upon our ability to produce, sell and service vehicles that meet their needs. If the market for commercial hydrogen vehicles does not develop as we expect, or if it develops slower than we expect, or if there is inadequate access to refueling stations, our business, prospects, financial condition and operating results could be adversely affected. — Our projections are subject to significant risks, assumptions, estimates and uncertainties. As a result, our projected revenues, market share, expenses and profitability may differ materially from our expectations. — Incorrect estimates or assumptions by management in connection with the preparation of our consolidated financial statements could adversely affect our reported assets, liabilities, income, revenue or expenses. — We expect to derive significant revenue from contracts awarded through competitive bidding processes involving substantial costs and risks. Due to this competitive pressure, we may be unable to realize revenue and achieve profitability. — We may not be able to accurately estimate the supply and demand for our vehicles, which could result in a variety of inefficiencies in our business and hinder our ability to generate revenue. If we fail to accurately predict our manufacturing requirements, we could incur additional costs or experience delays. |A P P E N DI X Risk Factors (cont.) n Relationship to Horizon; Intellectual Property — There is no assurance that customers will embrace our product in significant numbers or that we will be able to identify potential new customers. — Overall changes in consumer demand could have an adverse effect on our profitability and a mass market for our products may never develop or may take longer to develop than we anticipate. — We may face legal challenges in one or more jurisdictions in our attempts to sell directly to customers that could adversely affect our costs. — We are the U.S. subsidiary of Singapore incorporated Hymas Pte Ltd, which is majority but indirectly controlled by Horizon Fuel Cell Technologies Pte Ltd (“Horizon”). The Company was formed primarily to commercialize Horizon’s industry-leading fuel cell technology for the manufacture and commercialization of certain vehicles for the transportation sector. Horizon has control over our voting stock, including the election of directors, and has a significant understanding of our business and may be uniquely positioned to compete against us. Certain customers of our existing deployed technology will continue to be customers of both the Company and Horizon, and certain future customers could terminate their relationships with us and/or become customers of Horizon. Although we have endeavored to enter into agreements on market terms, our agreements with Horizon and its affiliates may not reflect terms that would have resulted from arm’s-length negotiations with unaffiliated third parties. — Certain members of management, directors and shareholders will hold stock in both the combined company and Horizon and its affiliates and the Executive Chairman of the board of the combined company will also serve as the Chairman of the board of Horizon, and as a result may face actual or potential conflicts of interest. — Horizon’s subsidiaries will continue to be our majority shareholder immediately following the proposed transaction. We own certain pre-existing intellectual property jointly with Horizon’s subsidiaries, and such intellectual property is subject to exclusive licenses between us and Horizon’s subsidiaries. Such intellectual property may be more difficult to enforce, including if Horizon’s subsidiaries refuse to join in our enforcement actions, or if our arrangements with Horizon’s subsidiaries are considered unenforceable by courts or other government bodies. If such arrangements are considered unenforceable or otherwise impermissible, we may also be subject to fines, liability or other sanctions by courts or other government bodies. — We may be unable to protect, defend, maintain or enforce intellectual property on which our business depends, including as against existing or future competitors. Failure to protect defend, maintain and enforce that intellectual property could result in our competitors offering similar products, potentially adversely affecting our growth and success. — The provisional and non-provisional patent applications that we own may not issue as patents, which may hinder our ability to prevent competitors from selling products similar to ours. — We may be subject to third-party claims of infringement, misappropriation or other violation of intellectual property rights, or other claims challenging our agreements related to intellectual property, which may be time-consuming and costly to defend, and could result in substantial liability. n Business and Operating Risks; Projections — Nonbinding pre-orders, signed memorandums of understanding or heads of terms in our sales pipeline may not be converted into binding orders or sales, and customers may cancel or delay that pipeline. — The implementation of our business plan and strategy will require additional capital. If we are unable to achieve sufficient sales to generate that capital or otherwise raise capital, it may create substantial doubt about our ability to pursue our business objectives and achieve profitability or to continue as a going concern. If adequate capital is not available to us, including due to the cost and availability of funding in the capital markets, our business, operating results and financial condition may be harmed. — There is no assurance that we will be able to execute on our business model, including market acceptance of our planned products or identify potential new customers. — Our future growth is dependent upon the competition, pace and depth of hydrogen vehicle adoption generally and the willingness of potential customers, including operators of commercial vehicle fleets, to adopt hydrogen fuel cell technology and upon our ability to produce, sell and service vehicles that meet their needs. If the market for commercial hydrogen vehicles does not develop as we expect, or if it develops slower than we expect, or if there is inadequate access to refueling stations, our business, prospects, financial condition and operating results could be adversely affected. — Our projections are subject to significant risks, assumptions, estimates and uncertainties. As a result, our projected revenues, market share, expenses and profitability may differ materially from our expectations. — Incorrect estimates or assumptions by management in connection with the preparation of our consolidated financial statements could adversely affect our reported assets, liabilities, income, revenue or expenses. — We expect to derive significant revenue from contracts awarded through competitive bidding processes involving substantial costs and risks. Due to this competitive pressure, we may be unable to realize revenue and achieve profitability. — We may not be able to accurately estimate the supply and demand for our vehicles, which could result in a variety of inefficiencies in our business and hinder our ability to generate revenue. If we fail to accurately predict our manufacturing requirements, we could incur additional costs or experience delays. |

A P P E N DI X Risk Factors (cont.) n Hydrogen Fuel Cell Industry; Automotive Industry — Fuel cell and hydrogen production may not scale at the rate we anticipate, and there is no assurance that our expectation that the price of hydrocarbon will decrease and the hydrogen economy will become more competitive than the hydrocarbon economy will be realized. A significant energy transition away from oil derivatives may never occur or may be slow to occur. — Our hydrogen vehicles compete for market share with vehicles powered by other vehicle technologies that may prove to be more attractive. If the prices of the alternative sources are lower than energy sources used by our products, offer greater efficiencies, greater reliability or otherwise benefit from other factors resulting in an overall lower total cost of ownership this could decrease incentives to transition to hydrogen vehicles adversely impact sales of our products and affect the commercial success of our vehicles or make our vehicles uncompetitive or obsolete. — A significant percentage of our existing customers have access to secured hydrogen supplies. If hydrogen supplies do not scale as anticipated or new customers do not have access to hydrogen supplies, we may need to make significant capital expenditures in order to build out hydrogen infrastructure. If we are unable to provide customers with a complete hydrogen solution through strategic partnerships, including hydrogen plants and refueling stations, the results of our operations may be adversely impacted. — Fuel prices, including volatility in the cost of diesel or a prolonged period of low gasoline and natural gas costs, could decrease incentives to transition to hydrogen vehicles, and low-carbon solutions may be more popular than decarbonization. — Hydrogen is a flammable gas and therefore a potentially dangerous fuel. Any accidents involving our products or other hydrogen-based products, or safety concerns regarding the production, transportation and use of hydrogen generally, could materially impede our business and the widespread market acceptance and demand for fuel cell products. — We operate in the highly competitive automotive industry and face aggressive and increasing competition to innovate and develop compelling renewable energy products. Many of our competitors and future competitors may have significantly more and if we do not compete effectively, our competitive positioning and our operating results will be harmed. — Our operating success depends on our ability to hire and retain key personnel, including a highly skilled and diverse management team with experience in the fuel cell and automotive sectors. — If any of our products are or are alleged to be defective in design or manufacturing or experience other failures, including with respect to the safety of hydrogen or the efficiency and performance of hydrogen fuel cells, we may be compelled to undertake product recalls or take other actions, which could adversely affect our business, prospects, operating results, reputation and financial condition. — Insufficient warranty reserves to cover future warranty claims could adversely affect our business, prospects, financial condition and operating results. — Our future growth depends upon our ability to maintain relationships with third parties, and the terms and enforceability of many of these relationships are not certain. We rely on our existing suppliers and source suppliers for critical components, and to complete building out our supply chain, while effectively managing the risks due to such relationships, which could result in increased supply costs. — We will rely on complex machinery for our operations and production involves a significant degree of risk and uncertainty in terms of operational performance and costs. — There are complex software and technology systems that need to be developed in coordination with vendors and suppliers in order to manufacture, market and distribute our hydrogen vehicles, and there can be no assurance such systems will be successfully developed. In addition, the development of these systems will require us to incur potentially significant costs and expenses. — Our facilities could be damaged or adversely affected as a result of disasters or other unpredictable events. Any prolonged disruption in the operations of our facility would adversely affect our business, prospects, financial condition and operating results. — We could be liable for environmental damages resulting from our manufacturing operations. n Other Risks — Cyber-attacks and other security breaches could have an adverse effect on our business, harm our reputation and expose us to liability. — Sales of a substantial number of shares of our securities in the public market, including those issued upon exercise of Warrants, could cause the market price of our Class A common stock to drop significantly, even if our business is doing well. — Changes in business, economic, or political conditions are beyond our control and could impact our business, resulting in lower revenues and other adverse effects to our results of operations. — Our financial condition and results of operations are expected to be, adversely affected by the COVID-19 virus and related legislative and regulatory responses, which has caused a material adverse effect on the level of economic activity around the world, including in the markets we serve. — Negative publicity could result in a decline in our growth and have a material adverse effect on our business, our brand and our results of operations. — We operate in a cyclical industry. In an economic downturn, we may not be able to grow our business or maintain expected levels of liquidity, loss minimization and revenue growth. — Our financial statements have not been audited or reviewed by an independent registered public accounting firm. The audited financial statements, which will be provided prior to the consummation of the proposed transactions between the Company and the Acquiror, may vary significantly from the financial condition and results of operations reflected in our historical unaudited financial statements. An audit of the Company could identify material weaknesses or significant deficiencies in our internal controls over financial reporting. |A P P E N DI X Risk Factors (cont.) n Hydrogen Fuel Cell Industry; Automotive Industry — Fuel cell and hydrogen production may not scale at the rate we anticipate, and there is no assurance that our expectation that the price of hydrocarbon will decrease and the hydrogen economy will become more competitive than the hydrocarbon economy will be realized. A significant energy transition away from oil derivatives may never occur or may be slow to occur. — Our hydrogen vehicles compete for market share with vehicles powered by other vehicle technologies that may prove to be more attractive. If the prices of the alternative sources are lower than energy sources used by our products, offer greater efficiencies, greater reliability or otherwise benefit from other factors resulting in an overall lower total cost of ownership this could decrease incentives to transition to hydrogen vehicles adversely impact sales of our products and affect the commercial success of our vehicles or make our vehicles uncompetitive or obsolete. — A significant percentage of our existing customers have access to secured hydrogen supplies. If hydrogen supplies do not scale as anticipated or new customers do not have access to hydrogen supplies, we may need to make significant capital expenditures in order to build out hydrogen infrastructure. If we are unable to provide customers with a complete hydrogen solution through strategic partnerships, including hydrogen plants and refueling stations, the results of our operations may be adversely impacted. — Fuel prices, including volatility in the cost of diesel or a prolonged period of low gasoline and natural gas costs, could decrease incentives to transition to hydrogen vehicles, and low-carbon solutions may be more popular than decarbonization. — Hydrogen is a flammable gas and therefore a potentially dangerous fuel. Any accidents involving our products or other hydrogen-based products, or safety concerns regarding the production, transportation and use of hydrogen generally, could materially impede our business and the widespread market acceptance and demand for fuel cell products. — We operate in the highly competitive automotive industry and face aggressive and increasing competition to innovate and develop compelling renewable energy products. Many of our competitors and future competitors may have significantly more and if we do not compete effectively, our competitive positioning and our operating results will be harmed. — Our operating success depends on our ability to hire and retain key personnel, including a highly skilled and diverse management team with experience in the fuel cell and automotive sectors. — If any of our products are or are alleged to be defective in design or manufacturing or experience other failures, including with respect to the safety of hydrogen or the efficiency and performance of hydrogen fuel cells, we may be compelled to undertake product recalls or take other actions, which could adversely affect our business, prospects, operating results, reputation and financial condition. — Insufficient warranty reserves to cover future warranty claims could adversely affect our business, prospects, financial condition and operating results. — Our future growth depends upon our ability to maintain relationships with third parties, and the terms and enforceability of many of these relationships are not certain. We rely on our existing suppliers and source suppliers for critical components, and to complete building out our supply chain, while effectively managing the risks due to such relationships, which could result in increased supply costs. — We will rely on complex machinery for our operations and production involves a significant degree of risk and uncertainty in terms of operational performance and costs. — There are complex software and technology systems that need to be developed in coordination with vendors and suppliers in order to manufacture, market and distribute our hydrogen vehicles, and there can be no assurance such systems will be successfully developed. In addition, the development of these systems will require us to incur potentially significant costs and expenses. — Our facilities could be damaged or adversely affected as a result of disasters or other unpredictable events. Any prolonged disruption in the operations of our facility would adversely affect our business, prospects, financial condition and operating results. — We could be liable for environmental damages resulting from our manufacturing operations. n Other Risks — Cyber-attacks and other security breaches could have an adverse effect on our business, harm our reputation and expose us to liability. — Sales of a substantial number of shares of our securities in the public market, including those issued upon exercise of Warrants, could cause the market price of our Class A common stock to drop significantly, even if our business is doing well. — Changes in business, economic, or political conditions are beyond our control and could impact our business, resulting in lower revenues and other adverse effects to our results of operations. — Our financial condition and results of operations are expected to be, adversely affected by the COVID-19 virus and related legislative and regulatory responses, which has caused a material adverse effect on the level of economic activity around the world, including in the markets we serve. — Negative publicity could result in a decline in our growth and have a material adverse effect on our business, our brand and our results of operations. — We operate in a cyclical industry. In an economic downturn, we may not be able to grow our business or maintain expected levels of liquidity, loss minimization and revenue growth. — Our financial statements have not been audited or reviewed by an independent registered public accounting firm. The audited financial statements, which will be provided prior to the consummation of the proposed transactions between the Company and the Acquiror, may vary significantly from the financial condition and results of operations reflected in our historical unaudited financial statements. An audit of the Company could identify material weaknesses or significant deficiencies in our internal controls over financial reporting. |

Accelerating the Hydrogen Transition Investor Presentation HYZON MOTORS | FEBRUARY 2021 | |Accelerating the Hydrogen Transition Investor Presentation HYZON MOTORS | FEBRUARY 2021 | |